UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

TCV ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40327	98-1580306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

250 Middlefield Road Menlo Park, CA	94025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 614-8200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, $0.0001 par value	TCVA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2022, Deepthi Bathina was appointed to the board of directors (the “Board”) of TCV Acquisition Corp. (the “Company”). Ms. Bathina will serve as a member of the Board’s audit committee.

Ms. Bathina is not an affiliate of the Company and has not been involved in any related party transactions involving the Company’s executive officers, directors, stockholder’s owning more than 5% of the Company, or immediate family members of such persons.

Ms. Bathina currently serves as CEO, President and Founder of HealthTech Ventures, where she advises executives, directors and investors in the health-technology space. From January 2019 to January 2022, Ms. Bathina served as Chief Clinical Product Officer of Humana Inc. (“Humana”), a health insurance company, where she led the strategy and execution of clinical and pharmacy product portfolios, including Behavioral Health, Omni Care, Chronic Care Management & Delivery, Pharmacy and Provider Solutions. Ms. Bathina also led Humana’s Customer Success organizations for the Medicare, Medicaid and Commercial segments. From March 2017 to October 2018, Ms. Bathina served as General Manager, Operations at Nuance Communications, Inc. (“Nuance”), a conversational and cognitive artificial intelligence solutions company. Prior to Nuance, Ms. Bathina served as head of Global Operations of UpToDate, Inc., a company within the Wolters Kluwer Health technology division of Wolters Kluwer N.V., where she led product management, product marketing, technology, infrastructure and global customer operations. Earlier in her career, Ms. Bathina worked at Jack Welch LLC, where she served as a strategy consultant for the business initiatives of former General Electric Company chief executive officer, Jack Welch. Ms. Batina received her M.S. in Computer Science from Worcester Polytechnic University and her M.B.A. from the F.W. Olin Graduate School of Business at Babson College.

In connection with Ms. Bathina’s appointment to the Board, our sponsor, TCV Acquisition Holdings, L.P., intends to transfer 75,000 Class B ordinary shares of the Company to Ms. Bathina.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 18, 2022

TCV ACQUISITION CORP

By:	/s/ Frederic Fenton
Name:	Frederic Fenton
Title:	President